               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Richard B. Bailey
                                       -------------------------------
                                           Richard B. Bailey



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ M. Colyer Crum
                                       -------------------------------
                                           M. Colyer Crum



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Donald B. Henderson, Jr., whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Donald B. Henderson, Jr.
                                       -------------------------------
                                           Donald B. Henderson, Jr.



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ David D. Horn
                                       -------------------------------
                                           David D. Horn



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John G. Ireland, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ John G. Ireland
                                       -------------------------------
                                           John G. Ireland



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ John S. Lane
                                       -------------------------------
                                           John S. Lane



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Angus A. MacNaughton
                                       -------------------------------
                                           Angus A. MacNaughton



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ John D. McNeil
                                       -------------------------------
                                           John D. McNeil



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Peter R. O'Flinn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Peter R. O'Flinn
                                       -------------------------------
                                           Peter R. O'Flinn



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Fioravante G. Perrotta, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Fioravante G. Perrotta
                                       -------------------------------
                                           Fioravante G. Perrotta



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Ralph F. Peters, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Ralph F. Peters
                                       -------------------------------
                                           Ralph F. Peters



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ S. Caesar Raboy
                                       -------------------------------
                                           S. Caesar Raboy



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Donald A. Stewart
                                       -------------------------------
                                           Donald A. Stewart



February 4, 1999

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Frederick B. Whittemore, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account A (Reg. No. 2-95002), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Frederick B. Whittemore
                                       -------------------------------
                                           Frederick B. Whittemore



February 4, 1999